Business Combinations	12 Months Ended
	Sep. 29, 2012	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]
Business Combinations
3.	Business Combinations

Fiscal 2012 Acquisition:

Gen-Probe, Inc.

On August 1, 2012, the Company completed the acquisition of Gen-Probe and acquired all of the outstanding shares of Gen-Probe. Pursuant to the merger agreement, each share of common stock outstanding immediately prior to the effective time of the acquisition was cancelled and converted into the right to receive $82.75 in cash. In addition, all outstanding restricted shares, restricted stock units, performance shares, and those stock options granted prior to February 8, 2012 were cancelled and converted into the right to receive $82.75 per share in cash less the applicable exercise price, as applicable. Stock options granted after February 8, 2012 were converted into stock options to acquire shares of Hologic common stock determined by a conversion formula defined in the merger agreement. The Company paid the Gen-Probe shareholders $3.8 billion and $169.0 million to equity award holders. The Company funded the acquisition using available cash and financing consisting of senior secured credit facilities and Senior Notes (see Note 5 for further discussion) resulting in aggregate proceeds of $3.48 billion, excluding financing fees to the underwriters. The Company incurred approximately $34.3 million of direct transaction costs recorded within general and administrative expenses.

Gen-Probe, headquartered in San Diego, California, is a leader in molecular diagnostics products and services that are used primarily to diagnose human diseases, screen donated human blood, and test transplant compatibility. The Company expects this acquisition to enhance its molecular diagnostics franchise and to complement its existing portfolio of diagnostics products. Gen-Probe’s results of operations are reported within the Company’s Diagnostics reportable segment from the date of acquisition.

The purchase price consideration was as follows:

Cash paid	$3,967,866
Deferred payment	1,655
Fair value of stock options exchanged	2,655

Total purchase price	$3,972,176

The fair value of stock options exchanged recorded as purchase price represents the fair value of the Gen-Probe options converted into the Company’s stock options attributable to pre-combination services pursuant to ASC 805, Business Combinations. The remainder of the fair value of these options of $23.2 million will be recognized as stock-based compensation expense over the remaining vesting period, which is approximately 3.5 years. The Company estimated the fair value of the stock options using a binomial valuation model with the following weighted average assumptions: risk free rate of 0.41%, expected volatility of 39.9%, expected life of 3.6 years and dividend of 0.0%. The weighted average fair value of stock options granted is $7.07 per share.

The preliminary allocation of the purchase price is based on estimates of the fair value of assets acquired and liabilities assumed as of August 1, 2012. The Company is continuing to obtain information to complete its valuation of intangible assets, as well as to determine the acquired assets and liabilities, including tax assets and liabilities. The components of the preliminary purchase price allocation are as follows:

Cash	$205,463
Accounts receivable	80,301
Inventory	153,416
Property, plant and equipment	274,095
Other assets	191,868
Assets held-for-sale, net	87,465
Accounts payable	(19,671)
Accrued expenses	(131,102)
Other liabilities	(19,255)
Identifiable intangible assets:
Developed technology	1,565,000
In-process research and development	227,000
Customer contract	585,000
Trade names	97,000
Deferred income taxes, net	(976,950)
Goodwill	1,652,546

Purchase Price	$3,972,176

The purchase price has been allocated to the acquired assets and liabilities based on management’s estimate of their fair values. Certain of Gen-Probe’s assets have been designated as assets held-for-sale and have been recorded at fair value less the estimated cost to sell such assets. These represent non-core assets to the Company’s business plan and are expected to be sold within one year of the acquisition. Assets and liabilities held for sale are reflected separately in the Company’s Consolidated Balance Sheet. The following represents the components of the asset groups classified as held-for-sale as of September 29, 2012:

Assets:
Cash	$2,563
Accounts receivable	8,520
Inventory	15,680
Property, plant and equipment	13,259
Other assets	3,083
Intangible assets and goodwill	51,398

Total assets held-for-sale	$94,503

Liabilities:
Accrued liabilities	(7,622)

Net assets held-for-sale	$86,881

As part of the preliminary purchase price allocation, the Company has determined the identifiable intangible assets are developed technology, in-process research and development (“IPR&D”), customer contracts, and trade names. The fair value of the intangible assets has been estimated using the income approach and the cash flow projections were discounted using rates ranging from 10% to 12%. The cash flows are based on estimates used to price the transaction, and the discount rates applied were benchmarked with reference to the implied rate of return from the transaction model and the weighted average cost of capital.

The developed technology assets are comprised of know-how, patents and technologies embedded in Gen-Probe’s products and relate to currently marketed products and related instrument automation. In valuing the developed technology assets consideration was only given to products that have received regulatory approval. The developed technology assets primarily comprise the significant product families used in diagnostic testing, and the majority of fair value relates to the APTIMA family of assays for testing of certain sexually transmitted diseases and microbial infectious diseases and the PROCLEIX family of assays for blood screening. The Company applied the Excess Earnings Method under the income approach to fair value the developed technology assets excluding the PROCLEIX technology asset. The Company applied the Relief-from-Royalty Method to fair value this asset.

IPR&D projects relate to in-process projects that have not reached technological feasibility as of the acquisition date and have no alternative future use. The primary basis for determining technological feasibility of these projects is obtaining regulatory approval to market the underlying product, which primarily pertains to receiving approval to perform certain diagnostic testing on Gen-Probe’s instrumentation, such as the PANTHER and TIGRIS systems. The Company recorded $227.0 million of IPR&D related to 6 projects. One project, valued at $7.0 million received FDA approval in October 2012, and amortization over the estimated useful life will begin in the first quarter of fiscal 2013. The other projects are expected to be completed within the next 3 months to 45 months with a total cost of approximately $54.2 million to complete such projects. Given the uncertainties inherent with product development and introduction, there can be no assurance that any of the Company’s product development efforts will be successful, completed on a timely basis or within budget, if at all. All of the IPR&D assets were valued using the multiple-period excess earnings method approach using a discount rate of 12.0%.

The customer contract intangible asset pertains to Gen-Probe’s relationship with Novartis, and the Company used the Excess Earnings Method to estimate the fair value of this asset. Trade names relate to the Gen-Probe corporate name and the primary product names, and the Company used the Relief-from-Royalty Method to estimate the fair value of this asset.

Developed technology, customer contract and trade names are being amortized on a straight-line basis over a weighted average period of 12.5 years, 13.0 years and 11.0 years, respectively.

The Company estimated the fair value of property, plant and equipment using a combination of the cost and market approaches, depending on the component. The Company applied the cost approach as the primary method in estimating the fair value of land and buildings. In total, the fair value adjustment to increase the carrying amount of property, plant and equipment was $107.9 million, of which $70.6 million related to land and buildings.

The excess of the purchase price over the estimated fair value of the tangible net assets and intangible assets acquired was recorded to goodwill. The factors contributing to the recognition of the amount of goodwill are based on several strategic and synergistic benefits that are expected to be realized from the Gen-Probe acquisition. These benefits include the expectation that the combined company’s complementary products in the molecular diagnostics market with Gen-Probe’s fully automated product franchise will significantly broaden the Company’s offering in women’s health and diagnostics. The combined company should benefit from a broader global presence and with Hologic’s direct sales force and marketing in Europe and its investment in China distribution, the growth prospects of Gen-Probe’s products are expected to be enhanced significantly. The combined company anticipates significant cross-selling opportunities within the diagnostics market through Hologic’s larger channel coverage and physician sales team. None of the goodwill is expected to be deductible for income tax purposes.

Gen-Probe’s revenue and pre-tax loss for the period from the acquisition date to September 29, 2012 were $89.5 million and $47.7 million, respectively. The following unaudited pro forma information presents the combined financial results for the Company and Gen-Probe as if the acquisition of Gen-Probe had been completed at the beginning of the prior fiscal year, September 26, 2010:

	Year Ended September 29, 2012	Year Ended September 24, 2011

Revenue	$2,526,336	$2,310,384
Net loss	$(164,539)	$(127,240)
Basic and diluted net loss per common share	$(0.62)	$(0.49)

The unaudited pro forma information for fiscal 2012 and 2011 was calculated after applying the Company’s accounting policies and the impact of acquisition date fair value adjustments. Fiscal 2012 unaudited pro forma net loss was adjusted to exclude acquisition-related transaction costs and restructuring costs solely related to the consolidation of the Diagnostics business. These expenses have been added to fiscal 2011 unaudited pro forma net loss. In addition, the fiscal year 2012 unaudited pro forma net loss was adjusted to exclude nonrecurring expenses related to the fair value adjustments associated with the acquisition of Gen-Probe that were recorded by the Company. The fiscal year 2011 pro forma net loss was adjusted to include these acquisition-related transaction costs and expenses related to the fair value adjustments. These pro forma condensed consolidated financial results have been prepared for comparative purposes only and include certain adjustments to reflect pro forma results of operations as if the acquisition occurred on September 26, 2010, such as fair value adjustment to inventory, accounts receivable, and property, plant and equipment, increased expenses for restructuring charges and retention costs, increased interest expense on debt obtained to finance the transaction, lower investment income and increased amortization for the fair value of acquired intangible assets. The pro forma information does not reflect the effect of costs, other than restructuring and retention, or synergies that would have been expected to result from the integration of the acquisition. The pro forma information does not purport to be indicative of the results of operations that actually would have resulted had the combination occurred at the beginning of each period presented, or of future results of the consolidated entities.

Fiscal 2011 Acquisitions:

TCT International Co., Ltd.

On June 1, 2011, the Company completed the acquisition of 100% of the equity interest in TCT International Co., Ltd. (“TCT”) and subsidiaries, a privately-held distributor of medical products, including the Company’s ThinPrep Pap Test, related instruments and other diagnostic and surgical products. TCT’s operating subsidiaries are located in Beijing, China. The Company’s acquisition of TCT has enabled it to obtain an established nationwide sales organization and customer support infrastructure in China, which is consistent with the Company’s international expansion strategy. TCT has been integrated within the Company’s international operations, and its results are primarily reported within the Company’s Diagnostics reporting segment and to a lesser extent within the Company’s GYN Surgical reporting segment from the date of acquisition. The Company concluded that the acquisition of TCT did not represent a material business combination, and therefore, no pro forma financial information has been provided herein.

The purchase price of $148.4 million was comprised of $135.0 million in cash, of which $100.0 million was paid up-front and $35.0 million plus a working capital adjustment $13.2 million, was deferred for one year. In addition, $0.9 million was paid in the first quarter of fiscal 2012 for additional assets acquired. The deferred payment was recorded on a present value basis of $47.5 million in purchase accounting to reflect fair value, and such payment was being accreted through interest expense over the one year deferral period. The $35.0 million and a portion of the working capital adjustment of $8.5 million were paid in the fourth quarter of fiscal 2012. As agreed to by the parties, the remainder is due after the completion of fiscal 2013. In addition, the majority of the former shareholders of TCT may receive two annual contingent earn-out payments (subject to adjustment) not to exceed $200.0 million less the deferred payment. The contingent earn-out payments are based on a multiple of incremental revenue growth for the one year periods beginning January 1, 2011 and January 1, 2012 as compared to the respective prior year periods, and are payable after the first and second anniversaries from the date of acquisition, respectively. Since these payments are contingent on future employment, they are being recognized as compensation expense ratably over the required service periods, the first and second year anniversaries from the date of acquisition. Based on actual and projected revenues for the TCT business, the Company recorded compensation expense of $75.5 million and $17.6 million in fiscal 2012 and 2011, respectively. In the third quarter of fiscal 2012, the first measurement period was completed, and the Company paid the earned contingent consideration of $54.0 million in the fourth quarter of fiscal 2012. As of September 29, 2012, the Company has accrued $39.1 million for the second contingent earn-out payment.

The Company did not issue any equity awards in connection with this acquisition, and third-party transaction costs were not significant.

The allocation of the purchase price was based on estimates of the fair value of assets acquired and liabilities assumed as of June 1, 2011. The components of the purchase price allocation consisted of the following:

Cash	$27,961
Accounts receivable	17,811
Inventory	5,301
Property and equipment	4,710
Other tangible assets	1,082
Accrued taxes	(14,874)
Accounts payable and accrued expenses	(6,641)
Customer relationships	45,780
Business licenses	2,500
Trade names	2,110
Deferred taxes, net	(12,473)
Goodwill	75,161

Purchase Price	$148,428

In connection with the purchase price allocation, the Company determined that the separately identifiable intangible assets were customer relationships, business licenses, and trade names related to the TCT company name. The fair value of the intangible assets was determined through the application of the income approach, and the cash flow projections were discounted at 12.5%. Customer relationships relate to relationships that TCT’s founders and sales force have developed with obstetricians, gynecologists, hospitals, and clinical laboratories. Customer relationships, business licenses and trade names are being amortized over a weighted average period of 12.7 years, 10 years and 12 years, respectively. The excess of the purchase price over the fair value of the tangible net assets and intangible assets acquired was recorded to goodwill. The goodwill recognized is attributable to the established sales and distribution network of TCT and expected synergies that the Company will realize from this acquisition. None of the goodwill is expected to be deductible for income tax purposes.

Interlace Medical, Inc.

On January 6, 2011, the Company consummated the acquisition of 100% of the equity interest in Interlace, a privately-held company located in Framingham, Massachusetts. Interlace is the developer, manufacturer and supplier of the MyoSure hysteroscopic tissue removal system (“MyoSure”). The MyoSure system is a tissue removal device that is designed to provide incision-less removal of fibroids and polyps within the uterus. Interlace’s operations are reported within the Company’s GYN Surgical reporting segment from the date of acquisition. The Company believes that MyoSure is a complementary product to its existing surgical product portfolio. The Company concluded that the acquisition of Interlace did not represent a material business combination, and therefore, no pro forma financial information has been provided herein.

The purchase price was comprised of $126.8 million in cash (“Initial Consideration”), which was net of certain adjustments, plus two annual contingent payments up to a maximum of an additional $225.0 million in cash. In addition to the Initial Consideration, $2.1 million was paid to certain employees upon the completion of three and six months of service from the date of acquisition. Since these payments were contingent on future employment, they were recognized as compensation expense in fiscal 2011. The purchase agreement includes an indemnification provision that provides for the reimbursement of a portion of legal expenses in defense of the Interlace intellectual property. The Company has the right to collect certain amounts set aside in escrow from the Initial Consideration and, as applicable, offset contingent consideration payments of qualifying legal costs.

The contingent payments are based on a multiple of incremental revenue growth during a two-year period following the completion of the acquisition. Pursuant to ASC 805, Business Combinations, the Company recorded its estimate of the fair value of the contingent consideration liability based on future revenue projections of the Interlace business under various potential scenarios and weighted probability assumptions of these outcomes. As of the date of acquisition, these cash flow projections were discounted using a rate of 15.6%. The discount rate is based on the weighted-average cost of capital of the acquired business plus a credit risk premium for non-performance risk related to the liability pursuant to ASC 820. This analysis resulted in an initial contingent consideration liability of $86.6 million, which is adjusted periodically as a component of operating expenses based on changes in fair value of the liability due to the accretion of the liability for the time value of money and changes in the assumptions pertaining to the achievement of the defined revenue growth milestones. This fair value measurement was based on significant inputs not observable in the market and thus represented a Level 3 measurement as defined in ASC 820, Fair Value Measurements and Disclosures. This fair value measurement is directly impacted by the Company’s estimate of future incremental revenue growth of the business. Accordingly, if actual revenue growth is higher or lower than the estimates within the fair value measurement, the Company would record additional charges or benefits, respectively, as appropriate. The Company recorded charges of $41.8 million in fiscal 2012 due to an increase in revenue estimates for Interlace and $6.3 million in fiscal 2011 for accretion to record the contingent consideration liability at fair value. The fair value of the contingent consideration for the first measurement period was $51.8 million. This payment was disbursed during the second quarter of fiscal 2012 of which $47.6 million is reflected in the Consolidated Statements of Cash Flows as cash used in financing activities, representing the liability recognized at fair value for the first measurement period as of the acquisition date. The remainder, which is related to changes in the fair value of the liability, is reflected within cash provided by operating activities. As of September 29, 2012, the Company has accrued $83.0 million for the second measurement period contingent payment.

The Company did not issue any equity awards in connection with this acquisition, and third-party transaction costs were not significant.

The purchase price consideration was as follows:

Cash	$126,798
Contingent consideration	86,600

Total purchase price	$213,398

The allocation of the purchase price was based on estimates of the fair value of assets acquired and liabilities assumed as of January 6, 2011. The components of the purchase price allocation consisted of the following:

Cash	$9,070
Inventory, including fair value adjustments	1,795
Other tangible assets	1,291
Accounts payable and accrued expenses	(1,988)
Developed technology	158,741
Trade names	1,750
Deferred taxes, net	(45,342)
Goodwill	88,081

Purchase Price	$213,398

As part of the purchase price allocation, the Company determined that the separately identifiable intangible assets were developed technology and trade names related to the MyoSure product name. The fair value of the intangible assets was determined through the application of the income approach, and the cash flow projections were discounted at 12.7%. Developed technology represented currently marketable Interlace products that the Company will continue to sell and utilize to enhance and incorporate into the Company’s existing products. In determining the fair value of developed technology, consideration was only given to products that had been approved by the FDA. Based on the early stage of other projects and an insignificant allocation of resources to those projects, the Company concluded that there were no in-process projects of a material nature. Developed technology and trade names are being amortized over 15 years and 13 years, respectively. The excess of the purchase price over the fair value of the tangible net assets and intangible assets acquired was recorded to goodwill. The goodwill recognized is attributable to expected synergies that the Company will realize from this acquisition. None of the goodwill is expected to be deductible for income tax purposes.

Beijing Healthcome Technology Company, Ltd.

On July 19, 2011, the Company completed its acquisition of 100% of the equity in Beijing Healthcome Technology Company, Ltd. (“Healthcome”), a privately-held manufacturer of medical equipment, including mammography equipment, located in Beijing, China. Healthcome manufactured analog mammography products targeted to lower tier hospital segments in China. Additionally, Healthcome had been collaborating with the Company’s research and development team to integrate its selenium detector technology into the Healthcome mammography platform. On December 21, 2011, the Company received SFDA approval in China for its Serenity digital mammography system. This acquisition provides the Company with manufacturing capability in China and additional access to the Chinese markets. The purchase price was $8.8 million in cash, which is net of a working capital adjustment. The Company concluded that the acquisition of Healthcome did not represent a material business combination, and therefore, no pro forma financial information has been provided herein. The Company was obligated to make future payments to the shareholders, who remain employed, up to an additional $7.1 million over three years. Since these payments were contingent on future employment, they were being recognized as compensation expense ratably over the respective service periods. In the fourth quarter of fiscal 2012, the Company and former shareholders agreed that the former shareholders would terminate their employment. The Company agreed to pay the majority of the contingent consideration in accordance with the original payment terms. As a result, the Company accelerated the unearned compensation in the fourth quarter of fiscal 2012. The Company recorded compensation expense of $5.6 million and $0.3 million in fiscal 2012 and 2011, respectively. Healthcome’s operations are reported within the Company’s Breast Health reporting segment from the date of acquisition.

As part of the purchase price allocation, the Company determined that the separately identifiable intangible assets were developed technology of $3.3 million, in-process research and development of $0.9 million, and trade names of $0.2 million. The in-process research and development project was completed in the first quarter of fiscal 2012. The Company is continuing to obtain information pertaining to certain acquired assets and liabilities, including tax assets and liabilities. The fair value of the intangible assets was determined through the application of the income approach, and the cash flow projections were discounted using rates ranging from 27% to 30%. Developed technology and trade names are being amortized over their useful lives of 13 and 7 years, respectively. The excess of the purchase price over the fair value of the tangible net assets and intangible assets acquired of $6.4 million was recorded to goodwill. The goodwill recognized is attributable to expected synergies that the Company will realize from this acquisition. None of the goodwill is expected to be deductible for income tax purposes.

Fiscal 2010 Acquisition:

Sentinelle Medical Inc.

On August 5, 2010, the Company completed its acquisition of 100% of the equity interests in Sentinelle Medical Inc. (“Sentinelle Medical”), a privately-held company located in Toronto, Canada, pursuant to a definitive agreement dated July 6, 2010. Sentinelle Medical develops, manufactures and markets magnetic resonance imaging (“MRI”) breast coils, tables and visualization software. Sentinelle Medical is dedicated to developing advanced imaging technologies used in high-field strength MRI systems. Sentinelle Medical’s products enhanced and broadened the Company’s portfolio of product offerings in the areas of breast cancer detection and intervention. Sentinelle Medical’s operations are reported within the Company’s Breast Health reporting segment from the date of acquisition. The Company concluded that the acquisition of Sentinelle Medical did not represent a material business combination, and therefore, no pro forma financial information has been provided herein.

The purchase price was comprised of an $84.8 million cash payment, which was net of certain adjustments, plus three contingent payments up to a maximum of an additional $250.0 million in cash. The contingent payments are based on a multiple of incremental revenue growth during the two-year period following the completion of the acquisition as follows: six months after acquisition, 12 months after acquisition, and 24 months after acquisition. Pursuant to ASC 805, the Company recorded its estimate of the fair value of the contingent consideration liability based on future revenue projections of the Sentinelle Medical business under various potential scenarios and weighted probability assumptions of these outcomes. As of the date of acquisition, these cash flow projections were discounted using a rate of 16.5%. The discount rate is based on the weighted-average cost of capital of the acquired business plus a credit risk premium for non-performance risk related to the liability pursuant to ASC 820. This analysis resulted in an initial contingent consideration liability of $29.5 million, which is adjusted periodically as a component of operating expenses based on changes in fair value of the liability due to the accretion of the liability for the time value of money and changes in the assumptions pertaining to the achievement of the defined revenue growth milestones. This fair value measurement was based on significant inputs not observable in the market and thus represented a Level 3 measurement as defined in ASC 820. This fair value measurement is directly impacted by the Company’s estimate of future incremental revenue growth of the business. Accordingly, if actual revenue growth is higher or lower than the estimates within the fair value measurement, the Company would record additional charges or benefits, respectively, as appropriate.

Each quarter, the Company re-evaluates its assumptions, including the revenue and probability assumptions for future earn-out periods, which has resulted in lower revenue projections. As a result of these adjustments, which were partially offset by the accretion of the liability, and using a current discount rate of approximately 17.0%, the Company recorded a reversal of expense of $14.3 million in fiscal 2011 to record the contingent consideration liability at fair value. The first two earn-out periods have lapsed, and the Company made payments of $4.1 million and $4.3 million in fiscal 2012 and 2011, respectively. In fiscal 2012, as a result of lower revenues than initially projected for the remaining measurement period, the Company recorded a net benefit of $3.4 million. At September 29, 2012, the Company has accrued $3.4 million for the last measurement period contingent payment.

The Company did not issue any equity awards in connection with this acquisition and third-party transaction costs were not significant.

The purchase price was as follows:

Cash	$84,751
Contingent consideration	29,500

Total purchase price	$114,251

The allocation of the purchase price was based on estimates of the fair value of assets acquired and liabilities assumed as of August 5, 2010. The components and allocation of the purchase price consisted of the following:

Cash	$429
Inventory, including fair value adjustments	9,899
Other tangible assets	7,247
Accounts payable and accrued expenses	(6,304)
Deferred revenue, including fair value adjustments	(2,056)
Developed technology	60,900
In-process research and development	4,800
Trade names	1,600
Non-compete agreements	300
Deferred taxes, net	(11,181)
Goodwill	48,617

Purchase Price	$114,251

As part of the purchase price allocation, the Company determined that the separately identifiable intangible assets were developed technology, in-process research and development, trade names and non-compete agreements. The fair value of the intangible assets was determined through the application of the income approach, and the cash flow projections were discounted using rates of 15.0% to 16.0%. Developed technology represented currently marketable purchased products that the Company will continue to sell as well as utilize to enhance and incorporate into the Company’s existing products. In determining the allocation of the purchase price to existing technology, consideration was only given to products that had been approved by the FDA. The trade names related to both the Sentinelle Medical name and certain product names.

The amount allocated to acquired in-process research and development represented the estimated fair value of in-process projects based on risk-adjusted cash flows utilizing a discount rate of 17.0%. These in-process projects had not yet reached technological feasibility and had no future alternative uses as of the date of the acquisition. The primary basis for determining the technological feasibility of these projects was obtaining regulatory approval to market the underlying products. The Company received FDA approval for both projects during fiscal 2011 and began to amortize them over their estimated useful lives.

The developed technology assets are being amortized over a weighted average life of approximately 19 years, and trade names are being amortized over a weighted average life of approximately 9 years. Non-compete agreements are being amortized over 3 years.

The excess of the purchase price over the fair value of the tangible net assets and intangible assets acquired was recorded to goodwill. The goodwill recognized is attributable to expected synergies that the Company will realize from this acquisition. None of the goodwill is expected to be deductible for income tax purposes.

Note 2.	Business Combinations

The acquisitions described below were accounted for as business combinations and, accordingly, the Company has included the results of operations of the acquired entities in its consolidated statements of income from the respective date of acquisition. Neither separate financial statements nor pro forma results of operations have been presented for any of these acquisitions because the acquisitions did not meet the quantitative materiality tests under Regulation S-X.

Acquisition of GTI Diagnostics

In December 2010, the Company acquired GTI Diagnostics, a privately held specialty diagnostics company focused on the transplantation, specialty coagulation and transfusion-related blood bank markets, for $53.0 million on a net-cash basis. As a result of the acquisition, GTI Diagnostics became a wholly owned subsidiary of the Company. The Company financed the acquisition with cash on hand.

The Company finalized the purchase price allocation in the fourth quarter of 2011. The $53.0 million purchase price for GTI Diagnostics exceeded the value of the acquired tangible and identifiable intangible assets, and therefore the Company originally allocated $28.0 million to goodwill. During the year ended December 31, 2011, the Company recorded adjustments to the purchase price allocation resulting in a net decrease of $1.2 million to goodwill. The final purchase price allocation for the Company’s acquisition of GTI Diagnostics is as follows (in thousands):

Total purchase price	$53,000

Net working capital	$7,882
Fixed assets	922
Goodwill	26,801
Deferred tax liabilities	(10,862)
Other intangible assets	32,100
Liabilities assumed	(3,843)

Allocated purchase price	$53,000

The fair values of the acquired identifiable intangible assets with definite lives included in the final purchase price allocation are as follows (in thousands):

Patents	$10,600
In-process research and development	11,900
Customer relationships	3,500
Trade secrets	6,100

Total	$32,100

The amortization periods for the acquired identifiable intangible assets with definite lives are as follows: six to nine years for patents, ten years for customer relationships, 20 years for trade secrets, and an estimated life to be determined for each in-process research and development project (to commence upon commercialization of the associated product). The Company is amortizing the acquired identifiable intangible assets set forth in the table above using the straight-line method of amortization. The Company believes that the use of the straight-line method is appropriate given the high customer retention rate of the acquired business, the historical and projected growth of revenues and related cash flows, and because the timing and amount of cash flows generated by these assets cannot be reliably determined. The Company will monitor and assess the acquired identifiable intangible assets and will adjust, if necessary, the expected life, amortization method or carrying value of such assets to best match the underlying economic value.

In the fourth quarter of 2011, the Company evaluated the value assigned to the acquired in-process research and development assets obtained in connection with the Company’s acquisition of GTI Diagnostics in December 2010. The Company determined, based on a lower level of probable sales than was estimated at the time of the business combination, that the fair value of certain acquired in-process research and development assets had fallen below the $11.9 million recorded at the time of acquisition. The current fair value for the in-process research and development assets has been determined by using the excess earnings method. An impairment charge of $4.0 million is included in “Goodwill and asset impairment charges” on the accompanying Consolidated Statements of Income, which reduces the value of the in-process research and development assets to a revised fair value of $7.9 million as of December 31, 2011.

The estimated amortization expense for the acquired identifiable intangible assets over future periods, excluding the in-process research and development assets due to uncertainty with respect to the commercialization of such assets, is as follows (in thousands):

Years Ending December 31,
2012	$1,981
2013	1,981
2014	1,981
2015	1,981
2016	1,981
Thereafter	8,300

Total	$18,205

Acquisition of Prodesse, Inc.

In October 2009, the Company acquired Prodesse, a privately held Wisconsin corporation, for approximately $60.0 million, subject to a designated pre-closing operating income adjustment, and up to an aggregate of $25.0 million in potential additional cash payments based on the achievement of certain specified performance measures. In July 2010, the Company received FDA clearance of its ProFAST+ assay, thereby satisfying one of the acquisition-related milestones and triggering a $10.0 million payment to former Prodesse securityholders. No other milestones were satisfied and there is no contingent consideration liability remaining as of December 31, 2011. Further information regarding the contingent consideration can be found in Note 8 of these Notes to Consolidated Financial Statements. As a result of the acquisition, Prodesse (which is now known as Gen-Probe Prodesse, Inc.) became a wholly owned subsidiary of the Company. The Company financed the acquisition through existing cash on hand.

The final allocation of the purchase price for the acquisition of Prodesse is as follows (in thousands):

Total purchase price	$62,005

Net working capital	$10,240
Fixed assets	644
Goodwill	32,981
Deferred tax liabilities	(21,369)
Other intangible assets	58,570
Liabilities assumed	(1,067)
Contingent consideration	(17,994)

Allocated purchase price	$62,005

The fair values of the acquired identifiable intangible assets with definite lives are as follows (in thousands):

In-process research and development	$1,070
Developed technology	24,500
Customer relationships	31,800
Trademarks / trade names	1,200

Total	$58,570

The amortization periods for the acquired identifiable intangible assets with definite lives are as follows: five years for in-process research and development, 12 years for developed technology, 12 years for customer relationships, and 20 years for trademarks and trade names. The Company is amortizing the acquired identifiable intangible assets set forth in the table above using the straight-line method of amortization. The Company believes that the use of the straight-line method is appropriate given the high customer retention rate of the acquired business, the historical and projected growth of revenues and related cash flows, and because the timing and amount of cash flows generated by these assets cannot be reliably determined. The Company will monitor and assess the acquired identifiable intangible assets and will adjust, if necessary, the expected life, amortization method or carrying value of such assets to best match the underlying economic value.

In addition to acquiring Prodesse’s existing products, the Company also acquired other products that can be classified as next generation products, which were in the process of being developed. Overall, a value of approximately $1.1 million was capitalized and classified as in-process research and development for the products under development. In December 2010, ProAdeno+, the product included within the in-process research and development intangible asset, was approved by the FDA for commercial use and the Company began selling the product. The Company commenced amortizing the in-process research and development intangible asset in December 2010 upon FDA approval.

The estimated amortization expense for the acquired identifiable intangible assets over future periods is as follows (in thousands):

Years Ending December 31,
2012	$4,966
2013	4,966
2014	4,966
2015	4,948
2016	4,752
Thereafter	23,445

Total	$48,043

Acquisition of Tepnel Life Sciences plc

In April 2009, the Company acquired Tepnel, a UK-based international life sciences products and services company, now known as Gen-Probe Life Sciences Ltd., which has two principal businesses, molecular diagnostics and research products and services. As a result of the acquisition, Tepnel became a wholly-owned subsidiary of the Company.

Upon consummation of the acquisition, each issued ordinary share of Tepnel was cancelled and converted into the right to receive 27.1 pence in cash, or approximately $0.40 based on the then applicable Great Britain Pound (“GBP”) to United States Dollar (“USD”) exchange rate. In connection with the acquisition, the holders of issued and outstanding Tepnel capital stock, options and warrants received total net cash of approximately £92.8 million, or approximately $137.1 million based on the then applicable GBP to USD exchange rate. The acquisition was financed through amounts borrowed by the Company under a senior secured revolving credit facility established between the Company and Bank of America, N.A.

The final allocation of the purchase price for the acquisition of Tepnel is as follows (in thousands):

Total purchase price	$137,093
Exchange rate differences (1)	(568)

Allocated purchase price	$136,525

Net working capital	$14,811
Fixed assets	11,352
Goodwill	70,395
Deferred tax liabilities	(14,148)
Other intangible assets	57,497
Liabilities assumed	(3,382)

Allocated purchase price	$136,525

(1)	Difference caused by exchange rate fluctuations between the date of acquisition and the date funds were wired.

The fair values of the acquired identifiable intangible assets with definite lives are as follows (in thousands):

Patents	$294
Software	441
Customer relationships	45,439
Trademarks / trade names	11,323

Total	$57,497

The amortization periods for the acquired identifiable intangible assets with definite lives are as follows: ten years for patents, five years for software, 12 years for customer relationships, and 20 years for trademarks and trade names. The Company is amortizing the primary acquired identifiable intangible assets, including the customer relationships and trademarks and trade names, using the straight-line method of amortization. The Company believes that the use of the straight-line method is appropriate given the high customer retention rate of the acquired businesses, the historical and projected growth of revenues and related cash flows, and because the timing and amount of cash flows generated by these assets cannot be reliably determined. The Company will monitor and assess the acquired identifiable intangible assets and will adjust, if necessary, the expected life, amortization method or carrying value of such assets to best match the underlying economic value.

In the fourth quarter of 2011, the Company recorded an $8.7 million goodwill impairment charge relating to Tepnel’s European operations, which primarily consist of the Company’s research products and services business. Due to market weakness affecting contract research organizations, the Company reduced its revenue outlook for its research products and services business. As a result, the Company’s 2011 annual step 1 impairment test for goodwill indicated that the carrying value of the European operations unit exceeded its fair value. The fair value calculation was determined using a discounted cash flow analysis, assuming a weighted average cost of capital and long-term growth rate of 10% and 3%, respectively. The acquired identifiable intangible assets with definite lives were also evaluated for impairment but were not considered to be impaired as of December 31, 2011. The goodwill impairment charge has been recorded within “Goodwill and asset impairment charges” on the Company’s Consolidated Statements of Income.

The estimated amortization expense for the acquired identifiable intangible assets over future periods is as follows (in thousands):

Years Ending December 31,
2012	$4,163
2013	4,163
2014	4,097
2015	4,075
2016	4,075
Thereafter	21,586

Total	$42,159

Changes in Goodwill Resulting from Acquisitions

Changes in goodwill for the years ended December 31, 2011 and 2010 were as follows (in thousands):

Goodwill balance as of December 31, 2009	$122,680
Additional goodwill recognized	28,005
Changes due to foreign currency translation	(377)

Goodwill balance as of December 31, 2010	150,308
Purchase accounting adjustments to goodwill	(1,203)
Impairment loss on goodwill recognized	(8,752)
Changes due to foreign currency translation	51

Goodwill balance as of December 31, 2011	$140,404